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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 24, 2001
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                              eLOYALTY CORPORATION

             (Exact name of Registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


            0-27975                                 36-4304577
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   (Commission File Number)             (I.R.S. Employer Identification No.)


             150 Field Drive, Suite 250, Lake Forest, Illinois 60045
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                   (Address of principal executive offices)  (Zip Code)


                                 (847) 582-7000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         On September 24, 2001, eLoyalty Corporation (the "Company") announced that it had entered into a Share Purchase Agreement, dated as of September 24, 2001 (the "Share Purchase Agreement"), with several funds managed by Technology Crossover Ventures and several funds managed by Sutter Hill Ventures (the "Investors") pursuant to which the Investors have agreed to purchase up to $25.0 million of Series B convertible preferred stock of the Company in a private placement (the "Private Placement"). A copy of the Share Purchase Agreement is filed as Exhibit 10.1 hereto. The rights, preferences and privileges of the Series B convertible preferred stock will be set forth in a Certificate of Designations to be filed with the Delaware Secretary of State, the form of which is filed as Exhibit 4.1 hereto. The closing of the Private Placement is conditioned upon stockholder approval and other conditions specified in the Share Purchase Agreement. The closing of the Private Placement is also conditioned upon the closing of the Rights Offering (as defined below) and approval by the Company's stockholders of a proposed one-for-ten reverse split of the Company's common stock that was also announced on September 24, 2001.

         In connection with the closing of the Private Placement, the Company will enter into an Amended and Restated Investor Rights Agreement with the Investors pursuant to which the Company will agree to register the shares of common stock issuable upon conversion of the Series B convertible preferred stock, along with certain other shares of common stock held by the Investors, under the Securities Act of 1933, as amended, within 180 days after the closing of the Private Placement. A copy of the form of Amended and Restated Investor Rights Agreement is filed as Exhibit 10.2 hereto.

         The Company also announced that its Board of Directors has authorized the Company to conduct a rights offering (the "Rights Offering") to allow stockholders as of the record date for the rights offering to purchase shares of Series B convertible preferred stock at the same price as the Investors in the Private Placement. The record date has been set as October 8, 2001. The distribution of the rights is conditioned on the Company's ability to distribute the rights within 60 days of the record date. If the Company is unable to distribute the rights by December 7, 2001, the original distribution of rights will be cancelled and the Company will declare a new distribution of rights (with identical terms) and a new record date. To exercise the rights, stockholders must own at least one pre-split share of common stock on the closing date of the Rights Offering for each right that is exercised. The terms of the Rights Offering are set forth in the Company's Registration Statement on Form S-3 (SEC file no. 333-70078), filed with the SEC on September 25, 2001.

         The Company also announced that it intends to offer eligible officers and employees an opportunity to exchange stock options with an exercise price, on a pre-split basis, of $3.00 or more per share for shares of restricted stock on a one-for-one basis.

         A copy of the Company's press release regarding these actions is filed as Exhibit 99.1 hereto.




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         In connection with the Private Placement, the Company also amended its
Rights Agreement, dated as of March 17, 2000, with Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.), as rights agent, to provide, among other things, that (i) Technology Crossover Ventures shall not become an "Acquiring Person" for purposes of the Rights Agreement so long as Technology Crossover Ventures and its affiliates do not own more than 35% of the Company's outstanding common stock, and (ii) Sutter Hill Ventures shall not become an "Acquiring Person" for purposes of the Rights Agreement so long as Sutter Hill Ventures and its affiliates do not own more than 20% of the Company's outstanding common stock. A copy of the amendment is filed as Exhibit
4.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

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             Exhibit No.                        Exhibit
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                 4.1       Form of Certificate of Designations of Series B
                           Convertible Preferred Stock
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                 4.2       Amendment, dated September 24, 2001, to Rights
                           Agreement dated March 17, 2000
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                10.1       Share Purchase Agreement, dated September 24, 2001
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                10.2       Form of Amended and Restated Investor Rights
                           Agreement
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                99.1       Press release issued September 24, 2001
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           eLOYALTY CORPORATION



Date: September 25, 2001                   By:  /s/ Timothy J. Cunningham
                                             ----------------------------------
                                             Name:  Timothy J. Cunningham
                                             Title: Senior Vice President
                                                    and Chief Financial Officer









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                                  EXHIBIT INDEX


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    Exhibit No.                            Exhibit
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        4.1        Form of Certificate of Designations of Series B Convertible
                   Preferred Stock
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        4.2        Amendment, dated September 24, 2001, to Rights Agreement
                   dated March 17, 2000
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       10.1        Share Purchase Agreement, dated September 24, 2001
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       10.2        Form of Amended and Restated Investor Rights Agreement
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       99.1        Press release issued September 24, 2001
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